
DYADIC®

Dyadic International, Inc.

“Commercializing Proteins”

Mark Emalfarb, CEO

February 22, 2005

OTCBB: DYAD



Forward-Looking Statements

This presentation and discussion may contain information that includes or is based upon certain "forward-looking statements" relating to our business. Actual results, as well as the Company's business strategy, could vary significantly. For a discussion of the factors that could cause actual results to vary from these forward-looking statements, as well as risk factors applicable to our business, please see our filings filed from time to time with the Securities and Exchange Commission, which we strongly urge you to read and consider, including our Registration Statement on Form SB-2 that was declared effective on January 26, 2005, and the definitive Prospectus thereunder, all of which are available free of charge on the SEC's web site at http://www.sec.gov. We expressly disclaim any intent or obligation to update any forward-looking statements.

Regulation FD

This slide presentation will be filed with the Securities and Exchange Commission under cover of a Form 8-K.

Company Highlights

- Experienced, success tested management team and Scientific Advisory Board
- Patented C1 Host Technology enables discovery, development and manufacturing of protein products using a single cell line
  - Making a variety of products more reliably and affordably
- Established Industrial Enzymes Business
  - Over 45 liquid & dry enzyme products
  - 150 customers in more than 50 countries
- Developing BioSciences Business
  - Utilize C1 Host Technology to enable development and commercialization of new protein drug candidates previously lacking suitable production host
- **Focused On Revenue & Profit Growth and C1 Technology Deployment**

26 Year History - From Jeans to Genes

1980's	• Founded in 1979 • Pioneered major advances in the use of cellulases in stone wash processes
1990's	• Developed and manufactured proprietary and patented specialty enzymes • Isolated C1 (*Chrysosporium lucknowense*), a filamentous fungus from soil • Improved C1's production and screening capabilities to form the nucleus of C1 Host Technology
2000's	• Diversified into higher volume, higher margin markets • Commercialized first products utilizing C1 Expression System • Fully developed molecular tools for C1 Expression System • Deployment of C1 Host Technology to develop and manufacture industrial enzymes, drugs and other high-value proteins

Dyadic Overview

Developing DNA Products For Diverse Billion Dollar Global Markets

Commercial | Industrial | Therapeutic







Industrial Enzymes Business

BioSciences Business

DYADIC

Target Markets for Dyadic Products

	Phase 1		Phase 2		Phase 3
Target Markets	Industrial	Agricultural	Chemical	Pharmaceutical	Other
Market Segments and Product Opportunities	•Textiles •Starch •Detergents	•Animal Feed •Animal Heath •Agrochemical	•Pulp & Paper •Specialty Chemicals •Enzymatic catalysis	•Biogenerics: - EPO - Enbrel - IL-6 •Antibodies •Express novel genes •Biotransformation / Bioconversion	•Biofuels •Cellulose to ethanol conversion •Nutraceuticals •Cosmetics
Market Strategy	Maintain profit margins and market share	Register and market new high value products	Significant penetration into pulp & paper market	Deliver proof of concept on biogeneric proteins	Explore new applications and attractive new markets
Timeline	1990's – present	2005 - 2006	2005 - 2007	2005 - 2007	2007

DYADIC

C1 Host Technology


Cell
DNA

DYADIC

Testimonial

Scientists at Dyadic, based in Jupiter, FL may have discovered the holy grail in the form of a lowly fungus ... By using a single organism for all steps of the process, Dyadic has been able to eliminate many of the bottlenecks inherent with other technologies.

G. Steven Burrill

CEO, Burrill & Company

San Francisco, CA

BURRILL & COMPANY A LIFE SCIENCES MERCHANT BANK

Burrill & Company is a life sciences merchant bank focused exclusively on companies involved in biotechnology, pharmaceuticals, diagnostics, devices, human healthcare and related medical technologies, nutraceuticals and wellness, agricultural biotechnology, and industrial biotechnology (biomaterials/bioprocesses) with over $500 million under management. Burrill's technical and venture investing competence spans the entire spectrum of life sciences. The expertise of the firm's investment team, strategic partners and Advisory Boards is unparalleled in depth and breadth. This combination of resources and capabilities has helped Burrill develop a unique and highly effective platform for finding and making outstanding life science investments.

Discovery to Manufacturing in One Host

- **C1 Screening System**
  - C1 used in HTS equipment, micro-titer wells (1 mL)
  - Rapidly discover, improve and isolate eukaryotic genes and their proteins
- **C1 Expression System**
  - Express proteins at moderate volumes for pre-clinical and clinical testing
  - Large scale commercial production of recombinant protein products at 150,000 L

Access relatively untapped gene pool
1000's times faster than traditional eukaryote screening
Increased probability of successful product commercialization
Shortened timeline to product commercialization
Produce significantly more protein than other fungi
Economical large-scale production

High Level Integrated Protein Production

C1 Expression System Advantages:

Scale	Microtiter wells through 150,000 L fermentors
Qualitative	Favorable glycosylation
Screening	Eukaryotic genes
Economic	Greater and faster expression
Manufacturing	Favorable fermentation characteristics
Time	Rapid, reliable commercial scale up





10
8
6
4
2
0
C1
C1: Gene X

DYADIC

C1 Genome Sequencing*

» Expect to identify up to 12,000 genes

» Turn novel genes into new protein and enzyme products

» Further optimize C1 Host Technology to make new products
  - Improve versatility, efficiency and yield by identifying and modifying key genes involved in expression



*In partnership with Agencourt Corporation

DYADIC®

Industrial Enzymes Business


CASH OR CREDIT SAME PRICE
Clean Air Fuel
E-85

$2.0 billion market - Pulp & Paper*

- Untapped market
- Address major industry issues in three main market segments
  - » bio-bleaching
  - » bio-refining
  - » de-inking
- Value proposition
  - » increase production yields – significant cost-savings for customers
  - » improve paper quality – competitive advantage
  - » reduce harsh chemical usage – environmental impact advantage
  - » enzymes fit into existing processes – implementation advantage

*Figures based on BASF company presentation and Dyadic estimates

Bio-Bleaching

- Dyadic's bio-bleaching enzymes are on the market today
  - » Used continuously over last two years
  - » used in 12 pulp mills
  - » have successfully treated 1,500,000 tons of pulp
- Show significant economic and environmental benefits
  - » Lower production costs
  - » Reduction in hazardous chemical usage
  - » Improvement in water quality
- Pulp yield improvement seen
  - » Higher pulp yields – fewer trees cut for same amount of paper
  - » Provide significant cost-savings

Bio-Refining

- Six plants online within last four months
  - » Use of old corrugated cardboard (OCC) to make liner board
  - » OCC requires refining to prepare fiber for processing
- Value Proposition
  - » Reduced energy consumption by up to 60% or line speed increase of more than 10%
  - » Increased sheet strength
  - » Allows for usage of lower quality (cost) furnish
  - » Cleaner waste water
  - » Less breakage

$300 million market – Animal Feed*

- Thermostability
  - » enzyme survives pelletizing temperatures
  - » enables alternative application methods
- Greater conversion of feed into energy
  - » allows substitution of lower cost grain
  - » provides proven value in layer & broiler feed
- EU product registration – access to largest feed enzyme market ($180 MM*)


Feed Enzyme Thermostability
% Activity
120
100
80
60
40
20
0
0
20
40
60
80
100
120
140
160
180
200
Time (seconds)
80C
85C
90C
Dyadic Enzyme
85C
90C
Commercial Product
80C

*Estimates based on FTC reports and Dyadic estimates

BioSciences Business


10 mL
Humalog

Growth of Therapeutic Proteins

- Therapeutic proteins – the fastest growth area of the pharma industry
- Expected average annual growth rate of 12%
- Expected market size for protein drugs – $71 billion in 2008 from $41 billion in 2003*
- Inefficient and difficult methods for producing sufficient clinical quantities of and proteins
- Established commercial production methods are difficult, expensive and time-consuming



* Source: BCC, Inc

DYADIC

The Antibody Opportunity

- 16 antibodies on the market
- 250 antibodies in the pipeline
- $5.4 billion market in 2002
- $16.7 billion expected market size in 2008*

The C1 solution –

- Rapid production of clinical quantities
- Rapid, reliable, affordable, scale-up and commercial production
- Allows for Selecting and Manufacturing Best of Breed


hybrid

* Source: Datamonitor

DYADIC

Value Proposition

- Increased probability of R&D success
- Shortened R&D timeline to product commercialization
  - » Integrated approach maximizes probability of commercial success
  - » Increased profits through shortened time to market
- Reactivation of shelved drug candidates
- Enable development of follow-on biologic drugs ("bio-generics")
- Reduced capital expenditures
- Improve functional properties of new and existing protein drugs
- Streamline scale-up and lower production costs
- Risk adjusted revenue model includes a technology access fee, funded research, milestone payments, royalties, and profit sharing opportunities

Management and Collaborations

Management Team

Name	Position	Years at Dyadic	Total # years Experience	Previous Experience
Mark Emalfarb	President, CEO, Founder	25	27	Entrepreneur
Wayne Moor	CFO	-	25	Boca Resorts, Alamo National, Gerald Stevens, US Diagnostic
Kent Sproat	EVP, Industrial Enzymes	7.5	30	Genencor, Solvay Enzymes, Miles
Dan Michalopoulos, Ph.D.	VP, Pulp & Paper	-	20	Hercules Pulp & Paper, Betz Dearborn
Ray Chandra	VP, Marketing, Biotech Systems	4.5	28	Genencor, Merck, Schering-Plough
Richard Burlingame, Ph.D.	Exec. Director, R&D	3	18	Bio-Technical Resources
Alexander (Sasha) Bondar	Exec. Director, Bus. Development	1.5	10	The Aurora Funds, Incyte Genomics
Rufus Gardner	Controller	3.5	23	Schering-Plough, Sanyo, Jordan

Scientific Advisory Board

Richard Lerner, M.D. *Chairman of Scientific Advisory Board*	President, The Scripps Research Institute
Gerald Fink, Ph.D.	Professor and Former Director, The Whitehead Institute, MIT
Peter Punt, Ph.D.	TNO Voeding – Dept. of Applied Microbiology and Gene Technology
Cees van den Hondel, Ph.D.	Professor, Gene Technology, Leiden University
Arkady Sinitsyn, Ph.D.	Head of Laboratory, Dept. of Enzymology, Moscow State University
Edward McGuire, Ph.D.	Former Vice President, R&D, Neose Technologies
Michael Kozlowski, Ph.D.	Formerly of Pfizer, BMS, Geron, Telik

Worldwide R & D Network

Company	Location	Staff*
TNO Voeding (Organization for Applied Scientific Research)	Netherlands	5
Moscow State University & Russian Academy of Sciences	Russia	35
Bio-Technical Resources	USA	3
Dyadic Nederland BV	Netherlands	5
Dyadic Greensboro Laboratory	USA	4
Dyadic Asia	Hong Kong/ China	7

> 50 Dedicated R&D Personnel

* Staff includes both Dyadic employees and third party researchers dedicated to Dyadic projects

Patents

- Three issued patents and 57 U.S. and International filed and pending patent applications with broad claims:
  - C1 Host Technology and their commercial application
    - **C1 Expression System**
    - **C1 Screening System**
  - Composition of Matter & Methods for C1 Neutral/Alkaline Cellulases
- No royalty stacking issues

Dyadic – A Global Company

www.dyadic-group.com



★ * Includes R&D, manufacturing, office and sales representative locations

DYADIC®